American Century Capital Portfolios, Inc. Prospectus Supplement AC Alternatives™ Income Fund
Supplement dated May 18, 2015 ■ Prospectus dated May 8, 2015

The following replaces the investment strategy and underlying subadvisor table in the Principal Investment Strategies section on page 4 of the statutory prospectus.

Investment Strategy	Underlying Subadvisor
Opportunistic Corporate Credit	Arrowpoint Asset Management, LLC
Structured Credit	Good Hill Partners LP
Corporate Credit	Sankaty Advisors, LLC
Income-oriented Equity, Overlay and MLPs	PWP

Sankaty Advisors, LLC is added to the Underlying Subadvisors (Security Selection) section on page 7 of the statutory prospectus.

The following replaces the investment strategy and underlying subadvisor table in the Objectives, Strategies and Risks section on page 10 of the statutory prospectus.

Investment Strategy	Underlying Subadvisor
Opportunistic Corporate Credit	Arrowpoint Asset Management, LLC
Structured Credit	Good Hill Partners LP
Corporate Credit	Sankaty Advisors, LLC
Income-oriented Equity, Overlay and MLPs	PWP

The following is inserted as the last paragraph of the Subadvisors section on pages 16-17 of the statutory prospectus.

Sankaty Advisors, LLC (Sankaty) is located at 200 Clarendon St., Boston, Massachusetts 02116. Sankaty is the credit affiliate of Bain Capital, LLC.  Sankaty is a $25 billion global credit specialist founded in 1998. Headquartered in Boston, with offices in Chicago, New York, London, Australia and Hong Kong, Sankaty employs 239 people as of March 31, 2015, including 114 investment professionals. Sankaty intends to invest in a wide range of securities, including leveraged loans, high- yield bonds, and structured credit securities. The strategy may also employ hedging techniques. Sankaty will allocate to various sectors of the credit markets on a dynamic basis based on their views of risk and reward. The firm’s investment process begins by analyzing the attractiveness of industries and ends at the company and security-level analysis.  Sankaty’s philosophy is to build a well diversified portfolio of positions in quality high-yield credits and add value through superior security selection and most importantly by avoiding defaults.  Sankaty takes a bottom-up, fundamentally driven investment approach that leverages the depth and experience of their large team to rigorously analyze credits.

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